November 10, 2015 Q3 2015 Earnings Call

Cancer Genetics, Inc. | NASDAQ: CGIX | Q3 2015 Earnings Call Forward-Looking Statements These slides contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements pertaining to future financial and/or operating results, future growth in research, technology, clinical development and potential opportunities for Cancer Genetics, Inc. products and services, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to, statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates“, “proformas”) should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, risks of cancellation of customer contracts or discontinuance of trials, risks that anticipated benefits from acquisitions will not be realized, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, risks that closing conditions for previously announced financings will not be satisfied, maintenance of intellectual property rights and other risks discussed in the Cancer Genetics, Inc. Forms 10-K for the year ended December 31, 2014 and 10-Q for the quarter ended September 30, 2015 along with other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Cancer Genetics, Inc. disclaims any obligation to update these forward-looking statements. These slides also contain “forward-looking statements” and proforma information regarding the Company’s acquisition of Response Genetics, Inc. (“Response Genetics”) and the anticipated benefits from the acquisition. The Company cautions that these statements are subject to certain risks, including, but not limited to, the effects of the bankruptcy proceeding on the business of Response Genetics; risks that the Company will not realize the anticipated benefits of such transaction; and risks that the proforma financial information included in this presentation may not necessarily reflect the Company’s operating results and financial condition following the acquisition. 2

Cancer Genetics, Inc. | NASDAQ: CGIX | Q3 2015 Earnings Call 3rd Quarter 2015 Revenue Highlights $6.9M PROFORMA REVENUE WITH RESPONSE ACQUISITION 24% REVENUE GROWTHFROM Q3 2014 Q3 TOTAL REVENUE GREW FROM $3.2M TO 2014 2015 * The proforma revenue numbers above may not be indicative of the consolidated results in the future. Acquisition completed October 9, 2015. 0 1 2 3 4 5 6 7 Q3 2012 Q3 2013 Q3 2014 Q3 2015 Pro Forma with Response $1.2 $1.7 $3.2 $4.0 $6.9 ($ in M ill io n s ) 3 3 2015 Proforma with Response

Cancer Genetics, Inc. | NASDAQ: CGIX | Q3 2015 Earnings Call Revenues By Category 65% 29% 6% Q3 2015 $3.2 MN $4.0 MN BIOPHARMA SERVICES  Continued growth in contracts for future – now $34 MN  Entered into partnership with ICON to offer Cancer Genetics’ services $2.6 MN CLINICAL SERVICES  Closed acquisition of Response Genetics on October 9, 2015  Two independent cervical cancer studies focused on CGI’s FHACT® test reported high sensitivity and specificity $1.1 MN DISCOVERY SERVICES  New research studies with leading cancer centers and academic institutions  Continued growth provides entry point for future revenue opportunities $0.3 MN 60% 38% 2% Q3 2014 4

Cancer Genetics, Inc. | NASDAQ: CGIX | Q3 2015 Earnings Call 3rd Quarter 2015 Financial Highlights  Q3 2015 revenues were $4.0 million, a 24% increase over Q3 2014 revenues of $3.2 million.  Revenue from Biopharma Services grew 35% , Clinical Services decreased slightly by 7% and Discovery Services grew 356% year-over-year during the third quarter.  Total operating expenses were $6.5 million, an increase of 17% year-over-year during the third quarter.  Gross margin percentage improved to 22% (from 20% in Q3 2014) due to improved utilization.  Sales and Marketing expenses increased slightly by 16% from $1.1 million to $1.2 million, of which $0.3 million included costs due to increased Biopharma sales, year-over-year during third quarter.  Net loss for the quarter was $5.2 million, or $0.56 per diluted share, compared to a net loss of $4.8 million, or $0.51 per diluted share, in the third quarter of 2014.  Cash and cash equivalents was $19.9 million as of September 30, 2015, before the closing of RGI.  Shareholder’s equity was $22.3 million as of September 30, 2015, before the closing of RGI. 5

Cancer Genetics, Inc. | NASDAQ: CGIX | Q3 2015 Earnings Call Income Statement Items ($ in Thousands) Q3 2015 Q3 2014 9 mos 2015 9 mos 2014 Revenue $4,000 $3,221 $12,556 $6,164 Gross Profit $897 $656 $3,213 $805 Gross Margin (%) 22% 20% 26% 13% Research & Development (R&D) $1,802 $1,390 $4,335 $3,093 Sales & Marketing (S&M) $1,243 $1,071 $3,543 $2,738 General & Administrative (G&A) $3,487 $3,104 $9,536 $8,231 Operating Profit (Loss) ($5,635) (4,909) ($14,201) ($13,257) Net Income (Loss) ($5,212) ($4,797) ($14,470) ($11,470) Non Cash Adjustments $47 $872 $2,859 $2,509 Net Income (Loss) Excluding Non Cash Items+ ($5,165) ($3,923) ($11,661) ($8,961) Summary Statement of Operations +This is non GAAP measure. Adjustments for Q3 2015 and Q3 2014 are depreciation ($299 and $280), equity compensation ($ 725 and $836) and other ($977 and $244) respectively. Adjustments for 9 months are depreciation ($997 and $508), equity compensation ($2,178 and $2,130) and other ($316 and $129) respectively. 6

Cancer Genetics, Inc. | NASDAQ: CGIX | Q3 2015 Earnings Call Highlights of Response Genetics Acquisition Response Genetics is an oncology-focused central laboratory with a specialty in solid tumors headquartered in Los Angeles, CA.  Closed on October 9, 2015  Core business in solid tumor molecular diagnostics and bio-marker testing  Lung cancer, colorectal cancer, melanoma and brain cancer  Majority of revenue from clinical operations  85-90% Clinical and 10-15% Biopharma based on historical revenues.  FDA-cleared, Medicare-reimbursed Tissue of Origin® test launched in Q1 2014  $61M invested in this test – acquired from PathWork Diagnostics  Separate Medicare code for Tissue of Origins® reimbursed at ~$3,000.  3,000+ clinical ordering sites  Potential of $10-12 million of revenue contribution in first 12 months after acquisition.  Potential of $5 million of cost synergies – progressing well  Awarded multi-million dollar ALCHEMIST trial contract with NCI in Q2 2014  Focus of ALCHEMIST trial is lung cancer  ALCHEMIST testing volume is steadily increasing.  Focused on solid tumor genetic and biomarkers - including lung, colorectal and melanoma.  75 Employees  CLIA Certified  CAP Accredited  NYS License  27,000 sq. ft. HIGHLIGHTS 7

# Tissue of Origin® Competitor Comparison

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| | CRITERIA | Cancer Genetics Incorporated Tissue of Origin® | Bio Theranostics CancerTYPE ID™ | Rosetta Cancer Origin Test™ |
|---|---|---|---|---|
| EXTERNAL REVIEW | FDA CLEARED | Yes | No | No |
| | MEDICARE COVERED | Yes | Yes | Yes |
| | PEER-REVIEWED PUBLICATIONS | 23 | 21 | 6 |
| VALIDATION STUDY | NUMBER OF GENES MEASURED | 2,000 | 92 | 64 |
| | ACCURACY (measured as Positive Percent Agreement; akin to sensitivity) | 89%(1) | 85%(2) | 74% or 85%(3) (algorithm dependent) |
| | CERTAINTY FOR RULE-OUTS (measured as Negative Percent Agreement; akin to specificity) | 99% | 99% | 99% (1 algorithm only; Rule-outs not reported) |
| | LOWEST PUBLISHED ACCURACY FOR AN INDIVIDUAL TISSUE | 72% (Gastric) | 48% (Endometrium) | Not Published |
| | NUMBER OF INDIVIDUAL TISSUES WITH AT LEAST 25 PUBLISHED VALIDATION SPECIMENS (at least 25 specimens recommended for statistically relevant calculations) | 100% of all reported (17 tissue types) | 37% of all reported (28 tissue types) | 2% of all reported (1 tissue type) |

(1) Pillai et al. Microarray-based gene expression assay for identification of primary site using FFPE tissue. J Molec Diag 13 2011;13:48-56. Jan. 2011.
(2) Kerr et al. Multisite validation study to determine performance characteristics of a 92-gene molecular classifier. Clinical Cancer Research, Published online May 30, 2012. Recalculated including unclassifiable cases.
(3) Meiri et al. A second generation microRNA-based assay for diagnosing tumor tissue of origin. Oncologist 2012 May 22.

Cancer Genetics, Inc. | NASDAQ: CGIX | Q3 2015 Earnings Call

Cancer Genetics, Inc. | NASDAQ: CGIX | Q3 2015 Earnings Call Proforma Revenue with Response Genetics * The proforma revenue numbers above may not be indicative of the consolidated results in the future. Acquisition completed October 9, 2015. $6.6 $10.2 $12.6 $19.8 $16.7 $10.0 $26.4 $26.9 $22.6 2013 2014 Thru 9/30/2015* CANCER GENETICS RESPONSE GENETICS PROFORMA ($ I N M IL L ION S ) +$32M PROFORMA ANNUAL REVENUE RUN RATE* ~$4.5M ADDITIONAL POTENTIAL REVENUE FROM BIOPHARMA TRIALS HIGHLIGHTS * 9/30/2015 based on preliminary results, subject to finalization. CUSTOMER RECEPTION OF CGI OWNERSHIP VERY POSITIVE SINCE CLOSING 9

Cancer Genetics, Inc. | NASDAQ: CGIX | Q3 2015 Earnings Call Expense Synergies for Response Acquisition Management estimates expense savings of more than $5 million in the first year of acquisition  Consolidation of common functions including Billing, Accounting, Quality Assurance, Information Technology, Purchasing, Legal and Human Resources.  Consolidated and improved efficiency of Sales and Marketing.  Elimination of public company costs including executive and Board of Director’s at Response Genetics.  Increased efficiency in savings with external providers, vendors and service professionals. 10

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